SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

              --------------------------------------------------

                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              --------------------------------------------------

        Date of Report (Date of earliest event reported):  May 8, 1996


                          CNL INCOME FUND XVII, LTD.
              (Exact Name of Registrant as Specified in Charter)



              Florida               33-90998             59-3295393
          (State or other   (Commission File Number)   (IRS Employer
            jurisdiction                            Identification No.)
         of incorporation)


             400 East South Street, Suite 500              32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)


      Registrant's telephone number, including area code:  (407) 422-1574







ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

              Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995 (the "Registration Statement"), CNL Income Fund XVII, Ltd. ("CNL XVII") and CNL Income Fund XVIII, Ltd. ("CNL XVIII"), limited partnerships with the same general partners and investment objectives, registered for sale an aggregate of $65,000,000 of units of limited partnership interest (the "Units") (6,500,000 Units at $10 per Unit). The first 3,000,000 Units ($30,000,000)
are for CNL XVII, and the remaining Units are for CNL XVIII. As of May 28, 1996, CNL XVII had received subscription proceeds of $17,751,777 (1,775,178 Units) from 1,073 limited partners.

         As stated in the Registration Statement, including the Prospectus which constitutes a part thereof, as supplemented and amended, the proceeds of the offering of Units are to be used to acquire restaurant properties to be leased primarily to operators of national and regional fast-food, family-style, and casual dining restaurant chains (the "Properties"), to pay expenses in connection with the offering of Units and to pay partnership organizational costs.

         ACQUISITION OF PROPERTIES

         From April 25, 1996 through May 28, 1996, CNL XVII acquired two Properties. The Properties are a Wendy's Property (in Knoxville, Tennessee) and a Jack in the Box Property (in Dinuba, California).

         In connection with the purchase of each of these two Properties, CNL XVII, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. Upon termination of the lease, the lessee will surrender possession of the Property to CNL XVII, together with any improvements made to the Property during the term of the lease.

         In addition, in connection with the purchase of these Properties, which are to be constructed, CNL XVII has entered into development and indemnification and put agreements with the lessees.

             ----------------------------------------------------

         The following table sets forth the location of the two Properties acquired by CNL XVII between April 25, 1996 and May 28, 1996, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.





                                            PROPERTY ACQUISITIONS
                                  From April 25, 1996 through May 28, 1996

                                                                 Lease Expira-
      Property Location and              Purchase       Date        tion and       Minimum                             Option
      Competition                        Price (1)   Acquired  Renewal Options  Annual Rent (2)   Percentage Rent   To Purchase
      ---------------------            ------------  --------  ---------------  ---------------   ---------------   -----------
      WENDY'S                          $320,543      05/08/96  05/2016; two     10.25% of Total   for each lease    at any time
      (the "Knoxville Property")       (excluding              five-year        Cost; increases   year, (i) 6% of   after the
      Restaurant to be constructed     closing and             renewal options  to 10.76% of      annual gross      seventh
                                       development                              Total Cost        sales minus (ii)  lease year
      The Knoxville Property is        costs) (3)                               during the        the minimum
      located on the north side of                                              fourth through    annual rent for
      Emory Road at the north corner                                            sixth lease       such lease year
      of Dean Rutherford Road in                                                years, 11.95% of
      Knoxville, Knox County,                                                   Total Cost
      Tennessee, in an area of                                                  during the
      primarily retail, commercial,                                             seventh through
      and residential development.                                              tenth lease
      Other fast-food and family-                                               years, 12.70% of
      style restaurants located in                                              Total Cost
      proximity to the Knoxville                                                during the
      Property include a McDonald's,                                            eleventh through
      a Subway Sandwich Shop, a Taco                                            fifteenth lease
      Bell, a Waffle House, a                                                   years, and
      Hardee's, and several local                                               13.97% of Total
      restaurants.                                                              Cost during the
                                                                                sixteenth
                                                                                through
                                                                                twentieth lease
                                                                                years (4)

      JACK IN THE BOX                  $312,763      05/22/96  05/2014; four    10.75% of Total   for each lease    at any time
      (the "Dinuba Property")          (excluding              five-year        Cost (4);         year, (i) 5% of   after the
      Restaurant to be constructed     closing and             renewal options  increases by 8%   annual gross      seventh
                                       development                              after the fifth   sales minus (ii)  lease year
      The Dinuba Property is located   costs) (3)                               lease year and    the minimum
      on the south side of El Monte                                             by 10% after      annual rent for
      Way in Dinuba, Tulare County,                                             every five years  such lease year
      California, in an area of                                                 thereafter        (5)
      primarily retail, commercial,                                             during the lease
      and residential development.                                              term
      Other fast-food and family-
      style restaurants located in
      proximity to the Dinuba
      Property include a KFC, a
      McDonald's, a Pizza Hut, a
      Burger King, and a Subway
      Sandwich Shop.


- ----------------------------------------------


FOOTNOTES:

(1)   The estimated federal income tax basis of the depreciable portion (the building portion) of each of the construction properties, once the buildings are constructed, is set forth below:

      Property                Federal Tax Basis
      --------                -----------------

      Knoxville Property        $482,000
      Dinuba Property            543,000

(2)   Minimum annual rent for the Knoxville Property will become due and payable on the earlier of (i) the date the certificate of occupancy for the restaurant is issued, (ii) the date the restaurant opens for business to the public, (iii) 120 days after execution of the lease or (iv) the date the tenant receives from the landlord its final funding of the construction costs.  For the Dinuba Property, minimum annual rent will become due and payable on the earlier of (i) the date the restaurant opens for business to the public or (ii) 180 days after the execution of the lease.  During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Knoxville and Dinuba Properties, the tenants shall pay "interim rent" equal to 10.25% and 10.75%, respectively, times the amount funded by CNL XVII in connection with the purchase and construction of these Properties.

(3)   The development agreements for Properties on which restaurants are to be constructed provide that construction must be completed no later than the dates set forth below.  The maximum cost to CNL XVII
      (including the purchase price of the land, development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:

                              Estimated
      Property               Maximum Cost       Estimated Final Completion Date
      --------               ------------       -------------------------------

      Knoxville Property      $800,924          September 5, 1996
      Dinuba Property          824,128          November 18, 1996

(4)   The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5)   Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).




                                   PRO FORMA ESTIMATE OF TAXABLE INCOME OF
                                         CNL INCOME FUND XVII, LTD.
                  GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM APRIL 25, 1996
                                            THROUGH MAY 28, 1996
                                      FOR A 12-MONTH PERIOD (UNAUDITED)


      The following schedule represents pro forma unaudited estimates of taxable income of each Property acquired by CNL XVII from April 25, 1996 through May 28, 1996, for the 12-month period commencing on the date of the inception of the respective lease on such Property.  The schedule should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of CNL XVII for any period in the future.  These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.  No single lessee or group of affiliated lessees lease Properties with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of CNL XVII.


                                          Wendy's        Jack in the Box
                                     Knoxville, TN (5)    Dinuba, CA (5)     Total
                                     -----------------   ---------------   --------
Pro Forma Estimate of Taxable
  Income:

Base Rent (1)                             $ 78,937          $ 85,186       $164,123

Management Fees (2)                           (789)             (852)        (1,641)

General and Administrative
  Expenses (3)                              (3,947)           (4,259)        (8,206)
                                          --------          --------       --------

Estimated Cash Available from
  Operations                                74,201            80,075        154,276

Depreciation Expense (4)                   (12,051)          (13,565)       (25,616)
                                          --------          --------       --------

Pro Forma Estimate of Taxable
  Income of CNL XVII                      $ 62,150          $ 66,510       $128,660
                                          ========          ========       ========

                                                See Footnotes



- ----------------------------------------------------


FOOTNOTES:

(1)   Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2)   The Properties will be managed pursuant to a management agreement between CNL XVII and an Affiliate of the General Partners, pursuant to which the Affiliate will receive an annual management fee in an amount equal to one percent of the gross revenues that CNL XVII earns from its Properties.

(3)   Estimated at five percent of gross rental income based on the previous experience of Affiliates of the
      General Partners with 16 public limited partnerships which own properties similar to that owned by CNL
      XVII.

(4)   The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 40 years.

(5)   The development agreements for the Properties which are to be constructed provide that construction must be completed no later than the dates set forth below:

      Property                Estimated Final Completion Date
      --------                -------------------------------

      Knoxville Property      September 5, 1996
      Dinuba Property         November 18, 1996




ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.

            Not applicable.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

            Not applicable.

ITEM 5.     OTHER EVENTS.

            Not applicable.

ITEM 6.     RESIGNATION OF REGISTRANT'S GENERAL PARTNERS.

            Not applicable.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS.






                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)


                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------


                                                                       Page
                                                                       ----

Pro Forma Financial Information (unaudited):

   Pro Forma Balance Sheet as of March 31, 1996                        9
   Pro Forma Statement of Income for the quarter ended
     March 31, 1996                                                    10

   Pro Forma Statement of Income for the period
     February 10, 1995 (Date of Inception) through
     December 31, 1995                                                 11

   Notes to Pro Forma Financial Statements for the
     quarter ended March 31, 1996 and the period
     February 10, 1995 (Date of Inception) through
     December 31, 1995                                                 12






                        PRO FORMA FINANCIAL INFORMATION

      The following Pro Forma Balance Sheet of CNL Income Fund XVII, Ltd. ("CNL XVII") gives effect to (i) property acquisition transactions from inception through March 31, 1996, including the receipt of $13,097,987 in gross offering proceeds from the sale of 1,309,799 units of limited partnership interest (the "Units") pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective August 11, 1995, and the application of such funds to acquire seven properties, three of which were under construction at March 31, 1996, and to pay organizational and offering expenses, acquisition fees, and miscellaneous acquisition expenses,
(ii) the receipt of $4,653,790 in gross offering proceeds from the sale of 465,379 additional Units during the period April 1, 1996 through May 28, 1996, and (iii) the application of such funds and $491,270 of cash and cash equivalents at March 31, 1996, to purchase three additional properties acquired during the period April 1, 1996 through May 28, 1996, all of which are under construction, to pay additional construction costs for the three properties under construction at March 31, 1996, and to pay offering expenses, acquisition fees, and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Balance Sheet as of March 31, 1996, includes the transactions described in (i) above, from its historical balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on March 31, 1996.

      The Pro Forma Statement of Income for the quarter ended March 31, 1996 and the period February 10, 1995 (date of inception) through December 31, 1995, include the historical operating results of the properties described in
(i) above from the dates of their acquisitions, plus operating results for one of the ten properties that was owned by CNL XVII as of May 28, 1996, and had a previous rental history prior to CNL XVII's acquisition of such property, from
(A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) November 4, 1995 (the date CNL XVII became operational), to (B) the earlier of (1) the date the property was acquired by CNL XVII or (2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Statements of Income for the remaining nine properties owned by CNL XVII as of May 28, 1996, due to the fact that these properties did not have a previous rental history.

      This pro forma financial information is presented for informational purposes only and does not purport to be indicative of CNL XVII's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma financial information should not be viewed as predictive of CNL XVII's financial results or conditions in the future.






                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                       UNAUDITED PRO FORMA BALANCE SHEET
                                MARCH 31, 1996



                                                     Pro Forma
            ASSETS                   Historical     Adjustments     Pro Forma
                                     -----------  ---------------  -----------
Land and buildings on operating
  leases, less accumulated
  depreciation (b)                   $ 6,963,786  $ 3,439,311 (a)  $10,403,097
Net investment in direct
  financing leases (b)                   628,082      902,545 (a)    1,530,627
Cash and cash equivalents              3,744,261     (491,270)(a)    3,252,991
Receivables                                2,422                         2,422
Prepaid expenses                             600                           600
Organization costs, less
  accumulated amortization                 9,191                         9,191
Accrued rental income                      2,004                         2,004
Other assets                             287,276      (40,182)(a)      247,094
                                     -----------  -----------      -----------

                                     $11,637,622  $ 3,810,404      $15,448,026
                                     ===========  ===========      ===========

LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                     $    20,257  $   (19,019)(a)  $     1,238
Accrued construction costs payable       275,638     (275,638)(a)           -
Distributions payable                    115,044                       115,044
Due to related parties                   132,537     (129,888)(a)        2,649
                                     -----------  -----------      -----------
    Total liabilities                    543,476     (424,545)         118,931

Partners' capital                     11,094,146    4,234,949 (a)   15,329,095
                                     -----------  -----------      -----------

                                     $11,637,622  $ 3,810,404      $15,448,026
                                     ===========  ===========      ===========


                 See accompanying notes to unaudited pro forma
                             financial statements.







                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                         QUARTER ENDED MARCH 31, 1996


                                                       Pro Forma
                                      Historical      Adjustments    Pro Forma
                                      ----------     ------------    ---------

Revenues:
  Rental income from operating
    leases                              $ 31,846     $ 27,414 (1)     $ 59,260
  Earned income from direct financing
    lease (2)                              1,968                         1,968
  Interest                                53,550       (7,763)(3)       45,787
  Other income                             6,501                         6,501
                                        --------     --------         --------
                                          93,865       19,651          113,516
                                        --------     --------         --------

Expenses:
  General operating and administrative    16,708                        16,708
  Professional services                      941                           941
  Management fees to related party           300          274 (4)          574
  Depreciation and amortization            6,040        4,434 (5)       10,474
                                        --------     --------         --------
                                          23,989        4,708           28,697
                                        --------     --------         --------

Net Income                              $ 69,876     $ 14,943         $ 84,819
                                        ========     ========         ========


Net Income Per Limited Partner Unit     $   0.08                      $   0.09
                                        ========                      ========

Weighted Average Number of Units
  Outstanding                            922,883                       922,883
                                        ========                      ========



                 See accompanying notes to unaudited pro forma
                             financial statements.





                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
                    UNAUDITED PRO FORMA STATEMENT OF INCOME
                     FEBRUARY 10, 1995 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1995



                                      Pro Forma
                                      Historical     Adjustments     Pro Forma
                                      ----------   --------------    ---------

Revenues:
  Rental income from operating
    leases                             $      -    $   20,367 (1)    $  20,367
  Interest income                         12,153       (5,491)(3)        6,662
                                       ---------   ----------        ---------
                                          12,153       14,876           27,029
                                       ---------   ----------        ---------

Expenses:
  General operating and administrative     3,360                         3,360
  Professional services                      133                           133
  Management fees to related party            -           163 (4)          163
  Depreciation and amortization              309        3,306 (5)        3,615
                                       ---------   ----------        ---------
                                           3,802        3,469            7,271
                                       ---------   ----------        ---------

Net Income                             $   8,351   $   11,407        $  19,758
                                       =========   ==========        =========

Net Income Per Limited Partner
  Unit (6)                             $     .02                     $    0.06
                                       =========                     =========


Weighted Average Number of Units
  Outstanding (6)                        340,780                       340,780
                                       =========                     =========



                 See accompanying notes to unaudited pro forma
                             financial statements.






                          CNL INCOME FUND XVII, LTD.
                        (A FLORIDA LIMITED PARTNERSHIP)
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS
                   FOR THE QUARTER ENDED MARCH 31, 1996 AND
               THE PERIOD FEBRUARY 10, 1995 (DATE OF INCEPTION)
                           THROUGH DECEMBER 31, 1995


Pro Forma Balance Sheet:
- -----------------------

(a) Represents gross proceeds of $4,653,790 from the sale of 465,379 Units during the period April 1, 1996 through May 28, 1996, and $491,270 of cash and cash equivalents at March 31, 1996, used (i) to acquire three properties for $2,963,564, (ii) to fund estimated construction costs of $1,404,327 ($275,638 of which was accrued as construction costs payable at March 31, 1996) relating to the three properties under construction at March 31, 1996, (iii) to pay acquisition fees and other costs of $268,635 ($59,214 of which was accrued as due to related parties at March 31, 1996) and reclassify from other assets $40,182 of acquisition fees and other costs previously incurred relating to the acquired properties, and (iv) to pay selling commissions and offering expenses (syndication costs) of $508,534 ($19,019 of which was accrued as accounts payable and $70,674 of which was accrued as due to related parties at March 31, 1996), which have been netted against partners' capital.

      The pro forma adjustments to land and buildings on operating leases and net investment in direct financing lease as a result of the above transactions were as follows:

                                        Estimated
                                     purchase price
                                    (including con-
                                     struction and     Acquisition
                                     closing costs)        fees
                                     and additional     allocated
                                   construction costs  to property    Total

                                   ------------------  ----------- -----------

      Golden Corral in Aiken, SC       $1,407,407      $   76,306  $1,483,713
      Wendy's in Knoxville, TN            762,389          41,334     803,723
      Jack in the Box in Dinuba, CA       793,768          43,036     836,804
      Three properties under
        construction at
        March 31, 1996                  1,156,422          61,194   1,217,616
                                       ----------      ----------  ----------

                                       $4,119,986      $  221,870  $4,341,856
                                       ==========      ==========  ==========

      Pro forma adjustment classified
        as follows:
          Land and buildings on
            operating leases                                       $3,439,311
          Net investment in direct
            financing lease                                           902,545
                                                                   ----------

                                                                   $4,341,856
                                                                   ==========

(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings on operating leases. The categorization of the leases has no effect on cash flows received. The building portion of two properties has been classified as direct financing leases.

Pro Forma Statements of Income:
- ------------------------------

(1) Represents rental income from operating leases for the one property acquired during the period November 4, 1995 (the date CNL XVII began operations) through May 28, 1996, which had a previous rental history prior to the acquisition of the property by CNL XVII (the "Pro Forma Property"), for the period commencing (A) the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), to (B) the earlier of (i) the date the Pro Forma Property was acquired by CNL XVII or (ii) the end of the pro forma period presented. The Pro Forma Property was acquired from an affiliate who had purchased and temporarily held title to the property in order to facilitate its acquisition by CNL XVII. The noncancellable lease for the Pro Forma Property in place during the period the affiliate owned the Pro Forma Property was assigned to CNL XVII at the time CNL XVII acquired the property. The following presents the actual date the Pro Forma Property was acquired by CNL XVII, as compared to the date the Pro Forma Property was treated as placed in service for purposes of the Pro Forma Statements of Income.

                                           Date Placed        Pro Forma
                                           in Service        Date Placed
                                           by CNL XVII       in Service
                                           -----------       -----------

            Denny's in Kentwood, MI      March 19, 1996   November 4, 1995

      In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the term of the lease. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. Accordingly, pro forma rental income from the operating leases and earned income from direct financing leases does not necessarily represent cash rental payments that would have been received if the properties had been operational for the full pro forma period.

      The lease relating to the Pro Forma Property provides for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the lease for the Pro Forma Property during the portion of 1996 and 1995 that the previous owner held the property, no pro forma adjustment was made for percentage rental income.

(2) See Note (b) under "Pro Forma Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the period commencing (A) on the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), through (B) the earlier of (i) the date the Pro Forma Property was acquired by CNL XVII or (ii) the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of four percent per annum by CNL XVII during the quarter ended March 31, 1996 and the period February 10, 1995 (date of inception) through December 31, 1995.

(4) Represents incremental increase in management fees relating to the Pro Forma Property for the period commencing (A) on the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) November 4, 1995 (the date CNL XVII became operational), through (B) the earlier of (i) the date the Pro Forma Property was acquired by CNL XVII or (ii) the end of the pro forma period presented, as described in Note (1) above. Management fees are equal to one percent of the gross revenues (excluding noncash lease accounting adjustments) that CNL XVII earns from its properties.

(5) Represents incremental increase in depreciation expense of the building portion of the Pro Forma Property accounted for as an operating lease using the straight-line method over an estimated useful life of 30 years.

(6) Historical net income per limited partner unit was calculated based upon the weighted average number of limited partner units outstanding during the quarter ended March 31, 1996, and during the period CNL XVII was operational, November 4, 1995 (the date following when CNL XVII received the minimum offering proceeds and funds were released from escrow) through December 31, 1995.

      As a result of the Pro Forma Property being treated in the Pro Forma Statement of Income for the period February 10, 1995 (date of inception) through December 31, 1995, as placed in service on November 4, 1995 (the date CNL XVII became operational), CNL XVII assumed approximately 86,400 units of limited partnership interest were sold, and the net offering proceeds were available for investment, as of such date. Due to the fact that CNL XVII had actually sold in excess of 150,000 units as of November 4, 1995, the weighted average number of limited partner units outstanding for the pro forma period was not adjusted. Therefore, pro forma net income per limited partner unit was calculated based upon the weighted average number of limited partner units outstanding during the period CNL XVII was operational, November 4, 1995 through December 31, 1995.



ITEM 8.     CHANGE IN FISCAL YEAR.

            Not applicable.

                                   EXHIBITS

                                     None.





                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                          CNL INCOME FUND XVII, LTD.


Dated:  June 5, 1996                      By:   /s/ Robert A. Bourne
                                                --------------------
                                                ROBERT A. BOURNE
                                                General Partner